Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the Year Ended September 30, 2002 (the "Report") by Global Payment Technologies, Inc. ("Registrant"), each of the undersigned hereby certifies that to the best of their knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                      s/Stephen Katz
                                      ------------------------------------------
                                      Stephen Katz
                                      Chairman and Chief Executive Officer


                                      s/Thomas McNeill
                                      ------------------------------------------
                                      Thomas McNeill
                                      Vice President and Chief Financial Officer